UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number:       811-08593



                              PIC MID CAP PORTFOLIO
               (Exact name of registrant as specified in charter)

                              300 North Lake Avenue
                             Pasadena, CA 91101-4106
                    (Address of principal executive offices)

                               WILLIAM T. WARNICK
                          Provident Investment Counsel
                              300 North Lake Avenue
                             Pasadena, CA 91101-4106
                     (Name and address of agent for service)

                                    Copy to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                           Los Angeles, CA 90071-2228

                                 (626) 449-8500
               Registrant's telephone number, including area code


Date of fiscal year end:       OCTOBER 31, 2003
                               ----------------

Date of reporting period:      OCTOBER 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.




ANNUAL REPORT
PERIOD ENDED OCTOBER 31, 2003



P I C
------------
PROVIDENT
------------
INVESTMENT
------------
COUNSEL
------------
Est. 1951


                     FAMILY OF GROWTH-ORIENTED MUTUAL FUNDS

                     |_|  Mid Cap Fund B

                     |_|  Small Company Growth Fund A





      GROWTH STOCK
   LEADERS FOR A HALF
       CENTURY

www.provnet.com

CONTENTS

                        2              PRESIDENT'S LETTER
                        3              THE U.S. EQUITY INVESTMENT ENVIRONMENT
                        4              FUND REVIEW
                        8              OUTLOOK & STRATEGY
THE FUNDS               9              STATEMENTS OF ASSETS
                                       AND LIABILITIES
                        10             STATEMENTS OF OPERATIONS
                        11             STATEMENTS OF CHANGES
                                       IN NET ASSETS
                        12             FINANCIAL HIGHLIGHTS
                        14             NOTES TO FINANCIAL STATEMENTS
                        17             REPORT OF INDEPENDENT AUDITORS
THE PORTFOLIOS          18             STATEMENT OF NET ASSETS
                        23             STATEMENTS OF OPERATIONS
                        24             STATEMENTS OF CHANGES
                                       IN NET ASSETS
                        25             SELECTED RATIO DATA
                        26             NOTES TO FINANCIAL STATEMENTS
                        28             REPORT OF INDEPENDENT AUDITORS
                        29             SPECIAL MEETINGS OF SHAREHOLDERS
                        30             TRUSTEE AND OFFICER INFORMATION

PRESIDENT'S LETTER


[photo omitted]


COMMENTS ON
CORPORATE GOVERNANCE

As you are aware, regulatory agencies continue to examine the conduct of the mutual fund industry. The latest practices under inspection are related to market timing and late day trading. Provident Investment Counsel does not allow our Funds to be used for market timing purposes. Further, we do not allow, under any known circumstance, mutual fund transactions to be accepted after the market close.

Provident Investment Counsel will continue to uphold the highest ethical standards. We are committed to act in a manner that is consistent with our fiduciary responsibilities and will always put the interests of our shareholders first.



DEAR FELLOW SHAREHOLDERS:

Enclosed are reports on the financial activities and performance for your Funds for the fiscal year ended October 31, 2003. This year ended with the Dow Jones Industrial Average (+16.72), the S&P 500 Index (+20.80) and the NASDAQ Composite Index (+46.05) all posting impressive double digits returns. We are pleased to be able to report in the following pages positive absolute returns this year for the Funds as well. As we know, growth investors have been anxiously awaiting this environment. The first half of 2003 has proven to be a volatile but rewarding period for investors. We have seen some rallies in U.S. equities, however we cannot be certain if this short-term performance represents the turning point for the U.S. Markets and particularly growth equities. As we move into 2004, we will endeavor to stay consistent with our style and investment process. We remain focused on our extensive research efforts to identify those category-leading companies that should continue to fully participate in any sustainable upswing in the growth equity markets.

We appreciate the continued trust you have placed in Provident. Over the long term, we believe the U.S. equity markets will continue to reward investors over the long-term. As we approach this holiday season and the beginning of a new year, we wish you and your family joy, happiness, health, and prosperity.

                        Cordially,



                        /s/ THOMAS M. MITCHELL
                        ----------------------
                        Thomas M. Mitchell
                        President, PIC Investment Trust














PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please refer to the subsequent pages of the report for complete standardized performance information and index descriptions.

THE U.S. EQUITY INVESTMENT ENVIRONMENT

IMPROVED EARNINGS REPORTS

The year 2003 began with much investor optimism, but the ongoing concern over the war with Iraq was the centerpiece issue that temporarily soured investor sentiment. During the first calendar quarter of 2003, we saw further clarity with respect to Iraq. This coupled with the trends developing in the equity markets, led to our optimism that the Funds would likely see absolute returns move higher. As a new up cycle developed, attention quickly turned to higher quality companies that had more predictable earnings patterns. In the early part of the year, over 300 of the S&P 500 companies reported 4th quarter results, and over 75% either met or exceeded expectations. Corporate profits were starting to recover, company balance sheets were stronger, and regulatory authorities continued to make progress addressing governance and accounting issues. Lower-priced issues that led the strong fourth calendar quarter of 2002 advanced in the market. Against an unstable macroeconomic backdrop, first quarter performance finished on a positive note. During this period, growth stocks outperformed value stocks as investors focused on those companies that could grow earnings during the early stages of the economic recovery.

During the beginning of the second calendar quarter, stocks across the board did exceedingly well. After a strong move in April, May and June proved to be almost as strong for the equity markets as investors focused on the continuation of better reported earnings. With almost 100% of companies reporting in the broad S&P 500, average corporate profits were up 11% (YEAR-OVER-YEAR) for the first calendar quarter. In addition, positive macroeconomic data points surfaced, which included the $350 billion tax-cut, a weaker dollar, and a continuation of low interest rates. These factors contributed to a more positive sentiment which helped equity prices. The second calendar quarter was the best performing quarter for the broad stock market (AS MEASURED BY THE S&P 500 INDEX), since the 4th quarter of 1998, and the fifth best performing quarter since 1980.

After a strong second quarter, some pullback would not have been surprising. However, buttressed by continued solid earnings reports across industry groups, particularly from selected technology companies, equity prices continued their advances. Much of this was attributed to the improving profit picture and investors' perception that the business recovery seemed to be strengthening. This perception was confirmed with the reported preliminary 2nd quarter GDP report, which showed the economy growing at a 2.4% rate-quite a bit higher than was expected.

SHORT LIVED CORRECTION

The third calendar quarter ended with stocks in all U.S. asset classes experiencing a correction. As expected, the degree of the correction, which began on September 19th, varied substantially between asset classes. For several months, we had anticipated some pullback. This was an opportunity to selectively add to existing positions or to add new holdings to the Funds. We expected the correction would be short lived because we believed that third quarter corporate earnings would be better than most investors expected. During the month of October, U.S. growth equities continued their resurgence with another outstanding month of absolute returns. Stocks moved higher with the S&P 500 Index tacking on meaningful gains during the month. We believe the solid earnings reports and continued investors' optimism that strong earnings gains for the remainder of this year and the first half of 2004 were the catalysts for the strong performance in October. Additionally, the recently reported 7.2% rise in GDP for the third quarter topped even the most optimistic estimates. All of the ground that was lost in the mild correction in September 2003 was made up during October. The fiscal year ended with small cap growth stocks rising 46.56%, mid cap growth stocks advancing 39.30%, and large cap growth stocks increasing by 21.81% (AS MEASURED BY THE RUSSELL GROWTH INDICES).

FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S
MID CAP FUND B
--------------------------------------------------------------------------------

At the fiscal year end, PROVIDENT INVESTMENT COUNSEL'S MID CAP FUND B (THE "FUND") appreciated 37.12%.(1) The Fund slightly lagged the Russell Midcap(R) Growth Index at the fiscal year end, but significantly outperformed the Index since the Fund's inception. During this year, the Fund's exposure in the information technology, consumer staples, and health care sectors positively added to relative returns. In the information technology sector, strong stock selection added 510 basis points (bps) of relative returns. Within the sector, the best performing stocks came from the computers/peripherals and the internet software/services industries. In the consumer staples area, the Fund's best performing stock came from the food products industry where our allocation to this area during the year added 84 bps to relative performance. In the health care sector, we added 82 bps of relative returns with good stock selection and allocation in health care companies supplying equipment and other provider services.

--------------------------------------------------------------------------------

The primary detractors from relative performance came from weaker stock selection in the financials and materials industries. During the year, stock selection and allocation to these sectors costs the Fund 172 bps of relative performance.

--------------------------------------------------------------------------------

As we have mentioned before, we focus intensely on each company in an effort to thoroughly understand the primary drivers of revenue and earnings growth as well as the risks. Of the many exogenous risks to the market, we believe that a faltering of this nascent economy recovery poses the greatest potential negative impact to equities. Having said that, in our view the general outlook for the Fund is favorable as we believe most companies will meet or exceed earnings expectations over the coming months.


EQUITY SECTOR DIVERSIFICATION:                                         % OF NET
(AS OF OCTOBER 31, 2003)                                                 ASSETS
--------------------------------------------------------------------------------
                                Information Technology                    31.5%
                                Consumer Discretionary                    21.4%
                                Health Care                               17.1%
[PIE CHART OMITTED]             Industrials                               12.8%
                                Financials                                 5.3%
                                Energy                                     5.2%
                                Telecommunication Services                 1.6%


TOP 10 EQUITY HOLDINGS:                                                 % OF NET
(AS OF OCTOBER 31, 2003)                                                 ASSETS
--------------------------------------------------------------------------------
HARMAN INT'L. INDUSTRIES, INC.                                            2.64%
HARMAN INTERNATIONAL INDUSTRIES MANUFACTURES HIGH-QUALITY, HIGH-FIDELITY AUDIO PRODUCTS FOR CONSUMER, PROFESSIONAL AND ORIGINAL EQUIPMENT MANUFACTURERS. PRODUCTS INCLUDE LOUDSPEAKERS, MICROPHONES, MIXING CONSOLES, AND AMPLIFIERS
SOLD UNDER JBL, MARK LEVINSON AND INFINITY NAMES.
--------------------------------------------------------------------------------
NETWORK APPLIANCE, INC.                                                   2.48%
NETWORK APPLIANCE MANUFACTURES AND MARKETS HIGH PERFORMANCE NETWORK ATTACHED DATA STORAGE AND ACCESS DEVICES.
--------------------------------------------------------------------------------
OMNICARE, INC.                                                            2.31%
OMNICARE PROVIDES PROFESSIONAL PHARMACY AND RELATED CONSULTING SERVICES FOR LONG-TERM CARE INSTITUTIONS.
--------------------------------------------------------------------------------
FRIEDMAN BILLINGS RAMSEY GROUP, INC.                                      2.26%
FRIEDMAN BILLINGS RAMSEY IS A SELF-MANAGED REIT HOLDING COMPANY PROVIDING INVESTMENT BANKING SERVICES. THE COMPANY INVESTS IN MORTGAGE- BACKED SECURITIES THROUGH TWELVE SUBSIDIARIES.
--------------------------------------------------------------------------------
AMKOR TECHNOLOGY, INC.                                                    2.18%
AMKOR TECHNOLOGY IS THE WORLD'S LARGEST INDEPENDENT PROVIDER OF SEMICONDUCTOR PACKAGING AND TEST SERVICES.
--------------------------------------------------------------------------------
MICHAELS STORES, INC.                                                     2.16%
MICHAELS STORES IS THE LARGEST NATIONAL RETAILER IN THE ARTS AND CRAFTS INDUSTRY, WITH 708 STORES IN 48 STATES AND CANADA.
--------------------------------------------------------------------------------
LAM RESEARCH CORP.                                                        2.15%
LAM RESEARCH DESIGNS, MANUFACTURES, MARKETS AND SERVICES SEMICONDUCTOR PROCESSING EQUIPMENT USED IN INTEGRATED CIRCUIT FABRICATION.
--------------------------------------------------------------------------------
SANDISK CORP.                                                             2.12%
SANDISK DESIGNS, MANUFACTURES AND MARKETS FLASH MEMORY STORAGE PRODUCTS
THAT ARE USED IN A VARIETY OF ELECTRONIC SYSTEMS.
--------------------------------------------------------------------------------
JABIL CIRCUIT, INC.                                                       2.11%
JABIL CIRCUIT DESIGNS AND MANUFACTURES ELECTRONIC CIRCUIT BOARDS AND SYSTEMS
FOR ORIGINAL EQUIPMENT MANUFACTURERS IN THE COMMUNICATIONS, PERSONAL
COMPUTER, PERIPHERALS, CONSUMER AND AUTOMOTIVE MARKETS.
--------------------------------------------------------------------------------
MAXTOR CORP.                                                              2.06%
MAXTOR CORP. DEVELOPS, MANUFACTURES AND MARKETS HARD DISK DRIVE STORAGE
PRODUCTS FOR DESKTOP PC SYSTEMS.
--------------------------------------------------------------------------------

-------
(1) At net asset value; the return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's performance does not include the maximum applicable sales charge. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

            PROVIDENT INVESTMENT COUNSEL MID CAP FUND B (WITH LOAD) Value of $10,000 Investment vs Russell Midcap(R) Growth Index

     Date              Provident Investment Counsel           Russell Midcap(R)
                         Mid Cap Fund B (With Load)             Growth Index
--------------------------------------------------------------------------------
      03/31/99                  $10,000                           $10,000
      06/30/99                  $10,927                           $11,042
      08/31/99                  $10,720                           $10,579
      10/31/99                  $11,472                           $11,300
      12/31/99                  $16,860                           $14,630
      02/29/00                  $22,846                           $17,702
      04/30/00                  $19,247                           $16,000
      06/30/00                  $20,943                           $16,407
      08/31/00                  $25,057                           $17,686
      10/31/00                  $22,946                           $15,671
      12/31/00                  $19,074                           $12,912
      02/28/01                  $16,411                           $11,288
      04/30/01                  $16,952                           $11,285
      06/30/01                  $16,816                           $11,238
      08/31/01                  $14,081                            $9,720
      10/31/01                  $12,108                            $8,966
      12/31/01                  $14,057                           $10,309
      02/28/02                  $12,661                            $9,409
      04/30/02                  $13,648                            $9,591
      06/30/02                  $11,731                            $8,278
      08/31/02                  $10,255                            $7,447
      10/31/02                  $10,006                            $7,387
      12/31/02                   $9,709                            $7,484
      02/28/03                   $9,491                            $7,346
      04/30/03                  $10,684                            $7,993
      06/30/03                  $11,935                            $8,887
      08/31/03                  $13,234                            $9,711
      10/31/03                  $13,932                           $10,290





                                               AVERAGE ANNUALIZED TOTAL RETURNS
                                                PERIODS ENDED OCTOBER 31, 2003
                                               --------------------------------

                                                  ONE                SINCE
                                                  YEAR              INCEPTION
Provident Investment Counsel
  Mid Cap Fund B (With Load)(1)                   32.12%              7.49%
Provident Investment Counsel
  Mid Cap Fund B (Without Load)                   37.12%              7.83%
Russell Midcap(R) Growth Index*                   39.30%              0.62%

--------
     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflects fee waivers in effect and in the absence of such waivers, total returns would be lower. Total returns assumes reinvestment of dividends and capital gains, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^    The Fund commenced operations on March 31, 1999.


(1)  The Fund's performance figures include the maximum applicable sales charge.

* The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

     Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

PROVIDENT INVESTMENT COUNSEL'S
SMALL COMPANY GROWTH FUND A
--------------------------------------------------------------------------------
At the fiscal year end, PROVIDENT INVESTMENT COUNSEL'S SMALL COMPANY GROWTH FUND A (THE "FUND") posted an impressive return of 44.77%(1). The Fund slightly lagged the Russell 2000(R) Growth Index at the fiscal year end, but outperformed the Index for the five-year and since inception periods. For the year, the information technology, industrials, and health care sectors provided the greatest boost to relative performance. In the information technology sector, strong stock selection added over 90 basis points (bps) of relative returns. The best relative performing stocks emanated from the computers/peripherals and the internet software/services industries. In the industrials area, most of the Fund's positive relative performance came from the commercial services and supplies industry. We added 80 bps of relative returns with our good stock selection in this area. In the health care sector, we added close to 60 bps of relative returns with good stock selection in the biotechnology and pharmaceuticals industries.

--------------------------------------------------------------------------------

Weak stock performance in the consumer staples and telecommunication services sectors were the primary detractors from returns over the past year. During the year, stock selection and allocation to these sectors costs the Fund 80 bps of relative performance.

--------------------------------------------------------------------------------

As we have mentioned before, we focus intensely on each company in an effort to thoroughly understand the primary drivers of revenue and earnings growth as well as the risks. Of the many exogenous risks to the market, we believe that a faltering of this nascent economy recovery poses the greatest potential negative impact to equities. Having said that, in our view the general outlook for the Fund is favorable as we believe most companies will meet or exceed earnings expectations over the coming months.



EQUITY SECTOR DIVERSIFICATION:                                        % OF NET
(AS OF OCTOBER 31, 2003)                                                ASSETS
--------------------------------------------------------------------------------
                              Information Technology                    32.9%
                              Consumer Discretionary                    19.5%
                              Health Care                               19.1%
[PIE CHART OMITTED]           Industrials                               11.4%
                              Financials                                 5.9%
                              Energy                                     3.7%
                              Telecommunication Services                 2.1%
                              Consumer Staples                           0.8%
                              Materials                                  0.2%


TOP 10 EQUITY HOLDINGS:                                                % OF NET
(AS OF OCTOBER 31, 2003)                                                ASSETS
--------------------------------------------------------------------------------
UNITED SURGICAL PARTNERS INT'L                                           1.25%
UNITED SURGICAL PARTNERS OWNS AND OPERATES SURGERY CENTERS AND PRIVATE SURGICAL HOSPITALS IN THE U.S., SPAIN, AND THE U.K.
--------------------------------------------------------------------------------
TARO PHARMACEUTICAL IND.                                                 1.16%
TARO PHARMACEUTICAL IS AN ISRAELI PHARMACEUTICAL COMPANY ENGAGED IN
DEVELOPING AND MARKETING GENERIC AND ACTIVE PHARMACEUTICAL INGREDIENTS.
--------------------------------------------------------------------------------
HOT TOPIC, INC.                                                          1.11%
HOT TOPIC IS A SPECIALTY RETAILER OF MUSIC-LICENSED AND MUSIC-INFLUENCED APPAREL, ACCESSORIES AND GIFT ITEMS FOR YOUNG MEN AND WOMEN.
--------------------------------------------------------------------------------
FRED'S, INC.                                                             1.05%
FRED'S, INC. OPERATES OVER 400 FRANCHISES AND 26 DISCOUNT GENERAL
MERCHANDISE STORES, IN 14 SOUTHEASTERN STATES UNDER FRED'S NAME.
--------------------------------------------------------------------------------
ANGIOTECH PHARMACEUTICAL, INC.                                           1.04%
ANGIOTECH PHARMACEUTICAL IS A CANADIAN PHARMACEUTICAL COMPANY THAT
DEVELOPS NEW TREATMENTS FOR CHRONIC INFLAMMATORY AND ANGIOGENESIS-
DEPENDENT DISEASES BASED UPON PACLITAXEL AND RELATED COMPOUND FORMULATION.
--------------------------------------------------------------------------------
ODYSSEY HEALTHCARE, INC.                                                 1.04%
ODYSSEY HEALTHCARE IS A PROVIDER OF HOSPICE SERVICES THROUGH 65 LOCATIONS
IN 26 STATES, TO PATIENTS WITH LIFE-LIMITING ILLNESSES.
--------------------------------------------------------------------------------
LTX CORP.                                                                1.01%
LTX DESIGNS, MANUFACTURES AND SERVICES SEMICONDUCTOR TEST SOLUTIONS TO OVER 100 CUSTOMERS IN OVER 15 COUNTRIES. THE COMPANY'S FUSION PLATFORM ALLOWS USERS TO TEST ANALOG, DIGITAL, MIXED SIGNAL AND SOC DEVICES ON A SINGLE PLATFORM.
--------------------------------------------------------------------------------
CREDENCE SYSTEMS CORP.                                                   1.00%
CREDENCE SYSTEMS MANUFACTURES, SELLS, AND SERVICES AUTOMATIC TEST EQUIPMENT
USED FOR TESTING SEMICONDUCTOR INTEGRATED CIRCUITS. THE COMPANY ALSO DEVELOPS, LICENSES AND DISTRIBUTES RELATED SOFTWARE PRODUCTS.
--------------------------------------------------------------------------------
AIRTRAN HOLDINGS, INC.                                                   1.00%
AIRTRAN OPERATES A LOW-FARE, NO-FRILLS, LIMITED FREQUENCY, SCHEDULED AIRLINE SERVING SHORT HAUL MARKETS IN THE EASTERN U.S.
--------------------------------------------------------------------------------
FEI CO.                                                                  0.98%
FEI DESIGNS AND MANUFACTURES MICROSCOPES AND OTHER PRODUCTS BASED ON FOCUSED CHARGED PARTICLE BEAM TECHNOLOGY. PRODUCTS ARE ALSO SOLD PRIMARILY TO SEMICONDUCTOR, DATA STORAGE AND INDUSTRIAL COMPOUNDS MARKETS.
--------------------------------------------------------------------------------

--------
(1) At net asset value; the return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's performance does not include the maximum applicable sales charge. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

      PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A (WITH LOAD)
           Value of $10,000 Investment vs Russell 2000(R) Growth Index




     Date              Provident Investment Counsel             Russell 2000(R)
                 Small Company Growth Fund A (With Load)         Growth Index
--------------------------------------------------------------------------------
      02/03/97                      $10,000                        $10,000
      04/30/97                       $7,747                         $8,648
      07/31/97                       $9,877                        $10,812
      10/31/97                       $9,821                        $11,303
      01/31/98                       $9,321                        $10,892
      04/30/98                      $10,801                        $12,427
      07/31/98                       $9,453                        $10,670
      10/31/98                       $8,011                         $9,510
      01/31/99                       $9,991                        $11,677
      04/30/99                       $9,359                        $11,958
      07/31/99                      $11,074                        $12,217
      10/31/99                      $12,771                        $12,294
      01/31/00                      $18,350                        $15,841
      04/30/00                      $19,416                        $15,709
      07/31/00                      $18,812                        $14,798
      10/31/00                      $18,266                        $14,280
      01/31/01                      $15,815                        $13,406
      04/30/01                      $14,411                        $11,804
      07/31/01                      $14,034                        $11,349
      10/31/01                      $11,433                         $9,781
      01/31/02                      $12,648                        $10,857
      04/30/02                      $12,064                        $10,799
      07/31/02                       $9,076                         $7,876
      10/31/02                       $9,095                         $7,672
      01/31/03                       $8,794                         $7,638
      04/30/03                       $9,406                         $8,261
      07/31/03                      $11,555                        $10,078
      10/31/03                      $13,167                        $11,245





                                             AVERAGE ANNUALIZED TOTAL RETURNS
                                              PERIODS ENDED OCTOBER 31, 2003
                                          --------------------------------------

                                           ONE          FIVE          SINCE
                                           YEAR         YEARS       INCEPTION
                                           ----         -----       ---------
Provident Investment Counsel
  Small Company Growth A (With Load)(1)   36.44%      9.15%        4.16%
Provident Investment Counsel
  Small Company Growth A (Without Load)   44.77%     10.45%        5.08%
Russell 2000(R) Growth Index*             46.56%      3.41%        2.01%



----------
     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflects fee waivers in effect and in the absence of such waivers, total returns would be lower. Total returns assumes reinvestment of dividends and capital gains, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^    The Fund commenced operations on February 3, 1997.

(1)  The Fund's performance figures include the maximum applicable sales charge.

* The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted This growth values. index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

     The Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

OUTLOOK & STRATEGY

Although terrorism, accounting scandals, and a weak economic environment hurt growth investors over much of the past three years, we believe the outlook is positive. With better economic data, no further domestic terrorists' acts, and no major accounting scandals, investor confidence has improved. Strong upward revisions of 2003 and 2004 earnings estimates continue. Throughout the year, the Funds have been more heavily weighted in those areas where we have found accelerating earnings. We believe the Funds are well positioned to continue to emerge out of a difficult three-year period, particularly for corporate America. As we continue to see more evidence of a sustainable recovery in growth stocks, we will adjust the Funds to reflect such a view.

Importantly, our investment philosophy remains the same -- to find high growth, category leading companies with a sustainable advantage. We will continue to emphasize quality of balance sheets and management teams, while targeting companies with specific catalysts for growth that should lead to positive earnings revisions. Currently, we are finding the best relative earnings visibility and strength within the pharmaceutical and medical device industries. We are also still finding strength in consumer-related companies that offer low-priced or value-oriented products. Finally, technology companies are witnessing a more stable business environment. In addition, many technology companies have significantly improved their financial position and, through much better operating leverage, are poised to generate stronger earnings with modest increases in corporate spending.

As a part of our process, we adhere to the discipline of price targets, as well as other valuation tools that assist us in managing the Funds. We continue to monitor valuations closely and make any necessary adjustments to ensure that a stock's valuation is not ahead of its fundamentals. Accordingly, we continue to cut back our more expensive names and add to those that we believe are more attractively valued.

The broad equity markets have certainly produced solid absolute returns over the past fiscal year. Encouraging for growth investors is that, while growth stocks have performed well more recently, on a longer-term basis (FOUR YEARS), growth stocks have underperformed the broader market. In our view, there is still considerable room for growth stocks to perform well relative to the broader universe of stocks. Importantly, regardless of the direction of the market, at Provident Investment Counsel, we will continue to focus on our primary objective of finding those companies with strong catalysts for revenue and earnings growth, a well-articulated strategy, and solid management.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2003
--------------------------------------------------------------------------------

                                                    SMALL COMPANY        MID CAP
                                                    GROWTH FUND A         FUND B
--------------------------------------------------------------------------------
ASSETS

Investment in Portfolio, at cost .................   $ 30,385,416    $  3,145,833
                                                     ============    ============


Investment in Portfolio, at value ................   $ 42,262,187    $  3,739,130
Receivables:
  Investment in Portfolio sold ...................          8,061          11,801
  Fund shares sold ...............................         26,256            --
  From Provident Investment Counsel, Inc. (Note 3)         43,247          10,248
Prepaid expenses .................................          5,518           2,370
                                                     ------------    ------------
  Total assets ...................................     42,345,269       3,763,549
                                                     ------------    ------------

LIABILITIES

Payables:
  Investments in Portfolio purchased .............         26,256            --
  Fund shares redeemed ...........................          8,061          11,801
  Distribution fees (Note 4) .....................          9,259           2,276
  Shareholder servicing fees (Note 4) ............         11,110          25,731
Deferred trustees' compensation (Note 3) .........         45,528          25,510
Accrued expenses .................................         24,315          18,026
                                                     ------------    ------------
  Total liabilities ..............................        124,529          83,344
                                                     ------------    ------------

NET ASSETS

Applicable to shares of beneficial
  interest outstanding ...........................   $ 42,220,740    $  3,680,205
                                                     ============    ============


Shares of beneficial interest outstanding ........      3,021,568         208,815
                                                     ------------    ------------

NET ASSET VALUE PER SHARE ........................   $      13.97    $      17.62
                                                     ============    ============

MAXIMUM OFFERING PRICE PER SHARE*
  (NET ASSET VALUE DIVIDED BY 94.25%
  AND 100% RESPECTIVELY) .........................   $      14.82    $      17.62
                                                     ============    ============

COMPONENTS OF NET ASSETS

Paid-in capital ..................................   $ 49,978,613    $  6,374,249
Accumulated net investment loss ..................        (58,502)        (46,117)
Accumulated net realized loss on investments .....    (19,576,142)     (3,241,224)
Net unrealized appreciation on investments .......     11,876,771         593,297
                                                     ------------    ------------
  Net assets .....................................   $ 42,220,740    $  3,680,205
                                                     ============    ============



----------

* Redemption price per share is equal to net asset value less any applicable sales charge.





See accompanying Notes to Financial Statements.



                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS For the Year Ended October 31, 2003
--------------------------------------------------------------------------------
                                                      SMALL COMPANY       MID CAP
                                                      GROWTH FUND A        FUND B
------------------------------------------------------------------------------------
INVESTMENT INCOME

NET INVESTMENT LOSS ALLOCATED FROM PORTFOLIO
  Dividends (Net of foreign taxes of
    $132 and $88 respectively) .....................   $     47,646    $      6,711
  Interest .........................................         17,331           1,059
  Income from securities loaned - net ..............         12,968             783
  Expenses .........................................       (351,077)        (27,475)
                                                       ------------    ------------
    Net investment loss from Portfolio .............       (273,132)        (18,922)
                                                       ------------    ------------

FUND EXPENSES
  Administration fees (Note 3) .....................         85,333          20,990
  Distribution fees (Note 4) .......................         87,914          10,243
  Shareholder servicing fees (Note 4) ..............         52,749           7,485
  Transfer agent fees ..............................         39,291          29,337
  Audit fees .......................................         14,001          11,001
  Registration expense .............................         16,100           8,301
  Reports to shareholders ..........................         11,382           5,457
  Custody and accounting services fees .............          6,001           5,201
  Legal fees .......................................         17,965           2,377
  Trustee fees (Note 3) ............................         26,167          16,089
  Miscellaneous ....................................          1,277             518
                                                       ------------    ------------
    Total expenses .................................        358,180         116,999
    Less: fees waived and expenses absorbed (Note 3)       (199,934)        (79,872)
                                                       ------------    ------------
    Net expenses ...................................        158,246          37,127
                                                       ------------    ------------
      NET INVESTMENT LOSS ..........................       (431,378)        (56,049)
                                                       ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized gain (loss) on investments ............      3,298,953         (84,966)
Net unrealized appreciation on investments .........     11,264,362       1,013,599
                                                       ------------    ------------
  Net realized and unrealized gain on investments ..     14,563,315         928,633
                                                       ------------    ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 14,131,937    $    872,584
                                                       ============    ============


See accompanying Notes to Financial Statements.



                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      SMALL COMPANY                          MID CAP
                                                      GROWTH FUND A                          FUND B
                                           ----------------------------------  ----------------------------------
                                              YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED
                                           OCTOBER 31, 2003  OCTOBER 31, 2002  OCTOBER 31, 2003  OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ......................   $    (431,378)   $    (480,336)   $     (56,049)   $    (100,649)
Net realized gain (loss) on investments ..       3,298,953       (9,503,710)         (84,966)        (374,317)
Net unrealized appreciation (depreciation)
  on investments .........................      11,264,362        1,798,810        1,013,599         (218,781)
                                             -------------    -------------    -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............      14,131,937       (8,185,236)         872,584         (693,747)
                                             -------------    -------------    -------------    -------------

BENEFICIAL INTEREST SHARE TRANSACTIONS

Proceeds from shares sold ................      46,320,437      158,958,836          812,576          214,312
Cost of shares redeemed ..................     (53,538,849)    (155,116,391)      (1,501,216)      (1,663,507)
                                             -------------    -------------    -------------    -------------
Increase (decrease) in net assets derived
  from capital share transactions ........      (7,218,412)       3,842,445         (688,640)      (1,449,195)
Redemption fees ..........................             109             --               --               --
                                             -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS ....       6,913,634       (4,342,791)         183,944       (2,142,942)

NET ASSETS

Beginning of year ........................      35,307,106       39,649,897        3,496,261        5,639,203
                                             -------------    -------------    -------------    -------------
END OF YEAR ..............................   $  42,220,740    $  35,307,106    $   3,680,205    $   3,496,261
                                             =============    =============    =============    =============


ACCUMULATED NET INVESTMENT LOSS ..........   $     (58,502)   $     (31,254)   $     (46,117)   $     (21,532)
                                             =============    =============    =============    =============
CHANGE IN SHARES

Shares sold ..............................       4,631,972       14,487,099           47,057           12,171
Shares redeemed ..........................      (5,268,425)     (14,098,400)        (110,358)        (104,623)
                                             -------------    -------------    -------------    -------------
NET (DECREASE) INCREASE ..................        (636,453)         388,699          (63,301)         (92,452)
                                             =============    =============    =============    =============



See accompanying Notes to Financial Statements.


                                                                              11



                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                  SMALL COMPANY GROWTH FUND A
                                     -------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                     -------------------------------------------------------
                                        2003        2002      2001       2000        1999
--------------------------------------------------------------------------------------------

Net asset value, beginning of year   $    9.65  $   12.13  $   19.38  $   13.55   $    8.50
                                     ---------  ---------  ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....       (0.15)     (0.13)     (0.15)      0.10++     (0.30)
Net realized and unrealized gain
(loss) on investments ............        4.47      (2.35)     (7.10)      5.73        5.35
                                     ---------  ---------  ---------  ---------   ---------
Total from investment operations .        4.32      (2.48)     (7.25)      5.83        5.05
                                     ---------  ---------  ---------  ---------   ---------
 Net asset value, end of year ....   $   13.97  $    9.65  $   12.13  $   19.38   $   13.55
                                     =========  =========  =========  =========   =========

Total return .....................       44.77%    (20.45%)   (37.41%)    43.03%      59.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)   $   42.2   $   35.3   $   39.6   $   59.5    $    0.9

RATIOS TO AVERAGE NET ASSETS:#++
Expenses .........................        1.45%      1.45%      1.45%      1.45%       1.55%
Net investment loss ..............       (1.23%)    (1.20%)    (1.04%)    (0.93%)     (1.35%)


--------
#    Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++   Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.64%, 0.41%, 0.36%, 0.43% and 5.85%, respectively.
++   Per share numbers have been calculated using the average shares method.


See accompanying Notes to Financial Statements.




                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                                            MID CAP FUND B
                                       -----------------------------------------------------------

                                                  YEAR ENDED OCTOBER 31,         MARCH 31, 1999 *
                                       -----------------------------------------     THROUGH
                                          2003       2002       2001       2000   OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------

Net asset value, beginning of period   $   12.85  $   15.47  $   30.42  $   15.60  $   13.03
                                       ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ................       (0.29)     (0.37)     (0.36)     (0.31)     (0.02)
Net realized and unrealized gain
  (loss) on investments ............        5.06      (2.25)    (13.37)     15.13       2.59
                                       ---------  ---------  ---------  ---------  ---------
Total from investment operations ...        4.77      (2.62)    (13.73)     14.82       2.57
                                       ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
From net realized gain .............     --         --           (1.22)   --         --
                                       ---------  ---------  ---------  ---------  ---------
Net asset value, end of period .....   $   17.62  $   12.85  $   15.47  $   30.42  $   15.60
                                       =========  =========  =========  =========  =========

Total return .......................       37.12%    (16.94%)   (46.85%)    95.00%     19.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)   $    3.7   $    3.5   $    5.6   $    9.4   $    0.7

RATIOS TO AVERAGE NET ASSETS:#++
Expenses ...........................        2.14%      2.14%      2.14%      2.14%      2.14%+
Net investment loss ................       (1.87%)    (1.99%)    (1.79%)    (1.76%)    (1.69%)+



--------
*    Commencement of operations.
+    Annualized.
^    Not annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses The combined fees waived and expenses absorbed were 8.24%, 1.89%, 1.39%, 1.61% and 95.73%, respectively.
     absorbed.


See accompanying Notes to Financial Statements.

                                                                              13

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

PIC Investment Trust (the "Trust") was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Trust currently offers five separate series: Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Cap Growth Fund I, Provident Investment Counsel Mid Cap Fund B, and Provident Investment Counsel Twenty Fund I (each a "Fund" and collectively the "Funds"). Each Fund (except Provident Investment Counsel Twenty Fund I) invests substantially all of its assets in the respective Portfolio, a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The financial statements, including the portfolio of investments, of the Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Cap Growth Fund I and Provident Investment Counsel Twenty Fund I are in separate reports.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. INVESTMENT VALUATION. The Funds reflect their investments in the respective Portfolio at their proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolios is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Funds earn income, net of the expenses of the Portfolios, daily on their investments in the Portfolios. All net investment income and realized and unrealized gains or losses on investments of the Portfolios are allocated pro-rata among the Funds and the other Holders of Interests in the Portfolios. Dividends, if any, are paid annually to shareholders of the Funds and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. REDEMPTION FEES. Effective November 1, 2002, the Fund charges a 1% redemption fee to shareholders who redeem shares held for less than one month. Such fees are retained by the Funds and accounted for as an addition to paid in capital.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers of the Trust and the Portfolios. PIC also provides management services necessary for the operations of the Trust and the Portfolios and furnishes office facilities. PIC receives a fee for its services to the Funds at the rate of 0.20% of the average daily net assets of the Funds. U.S. Bancorp receives an annual administration fee for its services of $15,000 from each of the Funds.

PIC has voluntarily agreed to limit the Funds' expenses, including those expenses allocated from the Portfolios, to the following levels:

    Provident Investment Counsel Small Company Growth Fund A ...........   1.45%
    Provident Investment Counsel Mid Cap Fund B ........................   2.14%

The percentages are based on the Funds' average daily net assets.

Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2013. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund or Portfolio's expenses are less than the limit agreed to by PIC.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

Fees waived and expenses absorbed by PIC for the year ended October 31, 2003 were as follows:

                                                                   WAIVED      EXPENSES
                                                                    FEES       ABSORBED
                                                                   -------     --------
     Provident Investment Counsel Small Company Growth Fund A .... $70,331     $129,603
     Provident Investment Counsel Mid Cap Fund B .................   5,988       73,884


At October 31, 2003, the amount available for reimbursement that has been paid and/or waived by PIC on behalf of the Funds are as follows:

     Provident Investment Counsel Small Company Growth Fund A .......  $518,741
     Provident Investment Counsel Mid Cap Fund B ....................   233,179

At October 31, 2003, PIC may recapture a portion of the above amounts no later than the dates as stated below:

                                                                                 OCTOBER 31,
                                                                       2004         2005        2006
                                                                     --------    -----------  --------
     Provident Investment Counsel Small Company Growth Fund A        $169,249     $149,558    $199,934
     Provident Investment Counsel Mid Cap Fund B                       81,430       71,877      79,872


Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received commissions from sales or redemptions of fund shares during the year ended October 31, 2003 as follows:

     Provident Investment Counsel Small Company Growth Fund A ...........  $123
     Provident Investment Counsel Mid Cap Fund B ........................    --

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the year ended October 31, 2003, the change in the value of the phantom share account included unrealized appreciation as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION
                                                                   ------------
     Provident Investment Counsel Small Company Growth Fund A .....  $11,066
     Provident Investment Counsel Mid Cap Fund B ..................    2,942

NOTE 4 - DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Trust, on behalf of the Small Company Growth A Fund, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each A Fund will pay a fee to PIC (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred on distribution related activities. There were no unreimbursed expenses as of October 31, 2003.

Additionally, the Trust, on behalf of the Mid Cap B Fund, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that the Fund will pay a fee to the Distributor or, at the Distributor's direction, to a third party at an annual rate of up to 0.75% of the Fund's average daily net assets as compensation for acting as principal distributor. Effective April 1, 2003, Mid Cap Fund B discontinued further sales of shares of the Fund and discontinued the accrual of 12b-1 Plan fees.

Pursuant to a Shareholder Services Plan, the Small Company Growth A Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services.

Additionally, pursuant to the Shareholder Services Plan, the Mid Cap B Fund pays the Advisor a monthly fee at an annual rate of 0.25% of its average daily net assets as compensation for the provision of shareholder services.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

NOTE 5 - INVESTMENT TRANSACTIONS

Additions and reductions in the investments in the respective Portfolios for the year ended October 31, 2003 were as follows:

                                                                      ADDITIONS     REDUCTIONS
                                                                      ---------     ----------
     Provident Investment Counsel Small Company Growth Fund A ...... $46,417,772   $53,816,897
     Provident Investment Counsel Mid Cap Fund B ...................     878,722     1,612,817


As of October 31, 2003 the Funds owned the following percentages of the Portfolios listed below:

     Provident Investment Counsel Small Company Growth Fund A ........ 14.5% of PIC Small Cap Portfolio
     Provident Investment Counsel Mid Cap Fund B ..................... 98.4% of PIC Mid Cap Portfolio

NOTE 6 - INCOME TAXES AND DISTRIBUTION TO SHAREHOLDERS

As of October 31, 2003, the components of net assets on a tax basis were as follows:
                                                                     UNREALIZED
                                                                    APPRECIATION
                                                                    ------------
     Provident Investment Counsel Small Company Growth Fund A .....  $11,533,979
     Provident Investment Counsel Mid Cap Fund B ..................      580,250

At October 31, 2003, certain Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                  CAPITAL LOSSES EXPIRING IN:
                                                     -------------------------------------------------------
                                                         2009            2010         2011         TOTAL
                                                         ----            ----         ----         -----
     Provident Investment Counsel
       Small Company Growth Fund A                   (9,860,732)     (9,372,618)      --        (19,233,350)
     Provident Investment Counsel Mid Cap Fund B     (2,642,388)       (381,989)    (203,800)    (3,228,177)


Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation. During the year ended October 31, 2003, Mid Cap Fund B utilized capital loss carryforwards of $3,126,330.

NOTE 7 - SUBSEQUENT EVENT

On December 18, 2003, the shareholders of the Funds approved an Agreement and Plan of Reorganization to reorganize the Funds into a corresponding newly formed series of Advisors Series Trust.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees of PIC Investment Trust and Shareholders of:

Provident Investment Counsel Small Company Growth Fund A
Provident Investment Counsel Mid Cap Fund B

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the above named Funds of PIC Investment Trust (the "Trust") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2003


                              PIC MID CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2003
--------------------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 94.9%
AIR FREIGHT & LOGISTICS: 1.5%
  2,230       J.B. Hunt Transport Services, Inc.* ................      $ 56,597
                                                                        --------
AIRLINES: 0.8%
    540       JetBlue Airways Corp.* .............................        31,147
                                                                        --------
BIOTECHNOLOGY: 3.1%
  1,550       ICOS Corp.* ........................................        72,416
  1,660       Medimmune, Inc.* ...................................        44,256
                                                                        --------
                                                                         116,672
                                                                        --------
CAPITAL MARKETS: 1.2%
    605       Bear Stearns Companies, Inc. (The) .................        46,131
                                                                        --------
COMMERCIAL SERVICES & SUPPLIES: 8.8%
    767       Apollo Group, Inc.* ................................        48,728
    875       Corinthian Colleges, Inc.* .........................        54,180
    750       Education Management Corp.* ........................        47,385
  1,075       ITT Educational Services, Inc.* ....................        53,535
  1,315       Manpower, Inc. .....................................        61,016
  1,380       Stericycle, Inc.* ..................................        63,728
                                                                        --------
                                                                         328,572
                                                                        --------
COMMUNICATIONS EQUIPMENT: 2.8%
  1,025       QLogic Corp.* ......................................        57,451
  1,545       Utstarcom, Inc.* ...................................        48,667
                                                                        --------
                                                                         106,118
                                                                        --------
COMPUTERS & PERIPHERALS: 6.7%
  5,625       Maxtor Corp.* ......................................        76,894
  3,765       Network Appliance, Inc.* ...........................        92,920
    985       Sandisk Corp.* .....................................        79,391
                                                                        --------
                                                                         249,205
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES: 1.8%
  2,025       CIT Group, Inc. ....................................        68,080
                                                                        --------

ELECTRONIC EQUIPMENT & INSTRUMENTS: 3.7%
  2,836       Jabil Circuit, Inc.* ...............................        78,983
  1,415       National Instruments Corp. .........................        60,251
                                                                        --------
                                                                         139,234
                                                                        --------
ENERGY EQUIPMENT & SERVICES: 4.1%
  1,235       BJ Services Co.* ...................................        40,520
  1,935       Ensco International, Inc. ..........................        50,987
  2,175       Patterson-UTI Energy, Inc.* ........................        62,183
                                                                        --------
                                                                         153,690
                                                                        --------
HEALTH CARE EQUIPMENT & SUPPLIES: 4.9%
    770       Guidant Corp. ......................................        39,278
    450       Inamed Corp.* ......................................        38,866
    565       St. Jude Medical, Inc.* ............................        32,860
  1,150       Zimmer Holdings, Inc.* .............................        73,382
                                                                        --------
                                                                         184,386
                                                                        --------



 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES: 3.5%
  1,820       Caremark Rx, Inc.* .................................       $45,591
  2,250       Omnicare, Inc. .....................................        86,265
                                                                        --------
                                                                         131,856
                                                                        --------
HOTELS, RESTAURANTS & LEISURE: 4.0%
  1,350       International Game Technology ......................        44,213
    925       Panera Bread Co.* ..................................        37,213
  2,275       Royal Caribbean Cruises, Ltd. ......................        67,590
                                                                        --------
                                                                         149,016
                                                                        --------
HOUSEHOLD DURABLES: 2.6%
    770       Harman International Industries, Inc. ..............        98,714
                                                                        --------

IT SERVICES: 2.7%
  1,275       Cognizant Technology Solutions Corp.* ..............        57,872
  1,110       Iron Mountain, Inc.* ...............................        42,446
                                                                        --------
                                                                         100,318
                                                                        --------
MACHINERY: 1.7%
  1,550       Navistar International Corp.* ......................        62,667
                                                                        --------

MEDIA: 2.3%
  1,215       Lamar Advertising Co. - Class A* ...................        36,815
  1,405       Univision Communications, Inc.* ....................        47,700
                                                                        --------
                                                                          84,515
                                                                        --------
MULTILINE RETAIL: 3.1%
  1,807       Dollar Tree Stores, Inc.* ..........................        68,991
  1,075       Family Dollar Stores, Inc. .........................        46,881
                                                                        --------
                                                                         115,872
                                                                        --------
OIL & GAS: 1.1%
  1,683       XTO Energy, Inc. ...................................        39,837
                                                                        --------

PHARMACEUTICALS: 5.6%
  1,500       Angiotech Pharmaceuticals, Inc.* ...................        68,595
    865       Barr Laboratories, Inc.* ...........................        66,406
  1,175       Taro Pharmaceuticals Industries* ...................        75,494
                                                                        --------
                                                                         210,495
                                                                        --------
REAL ESTATE: 2.3%
  4,250       Friedman, Billings, Ramsey Group, Inc. .............        84,660

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 7.8%
  4,325       Amkor Technology, Inc.* ............................        81,526
  2,490       Intersil Holding Corp. .............................        64,217
  2,800       Lam Research Corp.* ................................        80,472
  1,280       Maxim Integrated Products, Inc. ....................        63,629
                                                                        --------
                                                                         289,844
                                                                        --------
See accompanying Notes to Financial Statements.


18



                              PIC MID CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2003 - (Continued)

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
SOFTWARE: 7.8%
  1,710       Adobe Systems, Inc. ................................      $ 74,966
  2,400       Amdocs, Ltd.* ......................................        51,504
  1,840       Cognos, Inc.* ......................................        63,425
  1,145       Mercury Interactive Corp.* .........................        53,174
    725       Symantec Corp.* ...................................         48,321
                                                                        --------
                                                                         291,390
                                                                        --------
SPECIALTY RETAIL: 8.3%
  1,615       Bed Bath & Beyond, Inc.* ...........................        68,218
  1,700       Michaels Stores, Inc. ..............................        80,699
  1,563       Rent-A-Center, Inc.* ...............................        48,859
    975       Ross Stores, Inc. ..................................        48,760
  1,775       Williams-Sonoma, Inc.* .............................        62,711
                                                                        --------
                                                                         309,247
                                                                        --------
TEXTILES APPAREL & LUXURY GOODS: 1.1%
  1,175       Coach, Inc.* .......................................        41,677
                                                                        --------

WIRELESS TELECOMMUNICATION SERVICES: 1.6%
  4,950       Nextel Partners, Inc. - Class A* ...................        59,499
                                                                        --------

TOTAL COMMON STOCKS
(cost $3,008,078) ................................................     3,549,439
                                                                       ---------



PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 25.1%
$470,237      BlackRock Provident
              Institutional Funds -
              TempCash Portfolio .................................      $470,237
470,237       BlackRock Provident
              Institutional Funds -
              TempFund Portfolio .................................       470,237
                                                                        --------
                                                                         940,474
                                                                        --------

TOTAL MONEY MARKET INVESTMENTS
(cost $940,474) ..................................................       940,474

TOTAL INVESTMENTS IN SECURITIES
(cost $3,948,552): 120.0% ........................................     4,489,913



PRINCIPAL
AMOUNT                                                                    VALUE
--------------------------------------------------------------------------------
OTHER ASSETS: 0.8%
 Receivables:
   Investment securities sold ...............................         $   14,112
   Due from Advisor (Note 3) ................................             16,041
   Dividends and interest ...................................                247
                                                                      ----------
   Total Other Assets .......................................             30,400
                                                                      ----------

TOTAL ASSETS ................................................          4,520,313
                                                                      ----------

LIABILITIES: (20.8%)
 Payables:
   Securities purchased .....................................            717,509
   Shares of beneficial interests redeemed ..................             11,801
   Deferred trustees' compensation (Note 3) .................             20,607
   Accrued expenses .........................................             29,252
                                                                      ----------
     Total Liabilities ......................................            779,169
                                                                      ----------

  NET ASSETS: 100.0% ........................................         $3,741,144
                                                                      ==========


--------
* Non-income producing security.


See accompanying Notes to Financial Statements.


                                                                              19




                             PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2003
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 95.6%
AIR FREIGHT & LOGISTICS: 1.2%
    94,300      J.B. Hunt Transport Services, Inc.* ............      $2,393,334
    35,200      UTI Worldwide, Inc. ............................       1,219,328
                                                                      ----------
                                                                       3,612,662
                                                                      ----------
AIRLINES: 1.5%
   179,300      Airtran Holdings, Inc.* ........................       2,906,453
    98,600      Frontier Airlines, Inc.* .......................       1,584,502
                                                                      ----------
                                                                       4,490,955
                                                                      ----------
AUTO COMPONENTS: 0.9%
    33,600      Borg-Warner, Inc. ..............................       2,674,224
                                                                      ----------

BIOTECHNOLOGY: 2.7%
    60,900      Alkermes, Inc.* ................................         789,873
    37,800      Digene Corp.* ..................................       1,330,560
    57,623      Martek Biosciences Corp.* ......................       2,789,529
    61,600      Myogen, Inc.* ..................................         985,600
    21,162      Neurocrine Biosciences, Inc.* ..................         991,016
    52,600      Vicuron Pharmaceuticals, Inc.* .................         965,210
                                                                      ----------
                                                                       7,851,788
                                                                      ----------
CAPITAL MARKETS: 0.6%
    53,342      Jefferies Group, Inc. ..........................       1,653,602
                                                                      ----------

CHEMICALS: 0.2%
    27,500      OM Group, Inc.* ................................         492,250
                                                                      ----------

COMMERCIAL BANKS: 3.0%
    16,250      Bank of the Ozarks, Inc. .......................         692,413
    67,604      Southwest Bancorp Of Texas .....................       2,427,660
    45,032      UCBH Holdings, Inc. ............................       1,608,093
    63,500      Westcorp, Inc. .................................       2,401,570
    37,222      Wintrust Financial Corp. .......................       1,613,201
                                                                      ----------
                                                                       8,742,937
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES: 6.6%
    39,585      Corinthian Colleges, Inc.* .....................       2,451,103
    45,071      Corporate Executive Board Co.* .................       2,299,072
    53,152      CoStar Group, Inc.* ............................       2,001,173
    34,767      Education Management Corp.* ....................       2,196,579
   149,800      Navigant Consulting, Inc.* .....................       2,461,214
    33,600      NCO Group, Inc.* ...............................         799,680
    80,900      Portfolio Recovery Associates, Inc.* ...........       2,091,265
    87,804      Resources Connection, Inc.* ....................       2,171,393
    27,800      Strayer Education, Inc. ........................       2,722,454
                                                                      ----------
                                                                      19,193,933
                                                                      ----------

COMMUNICATIONS EQUIPMENT: 3.7%
    22,600      ADTRAN, Inc. ...................................       1,537,478
    27,500      Avocent Corp.* .................................       1,039,500
    88,200      NetScreen Technologies, Inc.* ..................       2,347,884




   SHARES                                                               VALUE
--------------------------------------------------------------------------------
   103,100      Remec, Inc.* ...................................      $1,137,193
    37,800      SafeNet, Inc.* .................................       1,260,630
   174,305      Tekelec* .......................................       2,804,567
   103,900      Terayon Communication Systems, Inc.* ...........         713,793
                                                                      ----------
                                                                      10,841,045
                                                                      ----------
COMPUTERS & PERIPHERALS: 1.7%
    30,900      Avid Technology, Inc.* .........................       1,598,766
    96,300      Electronics for Imaging, Inc* ..................       2,609,730
    13,900      Stratasys, Inc.* ...............................         661,640
                                                                      ----------
                                                                       4,870,136
                                                                      ----------
CONSTRUCTION & ENGINEERING: 0.6%
    65,900      Chicago Bridge & Iron Co. ......................       1,795,775
                                                                      ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS: 2.6%
    37,806      Flir Systems, Inc.* ............................       1,181,816
    43,200      Lexar Media, Inc.* .............................         989,712
    53,800      National Instruments Corp. .....................       2,290,804
    47,500      Trimble Navigation Ltd.* .......................       1,313,375
   106,500      TTM Technologies, Inc.* ........................       1,714,650
                                                                      ----------
                                                                       7,490,357
                                                                      ----------
ENERGY EQUIPMENT & SERVICES: 2.6%
    61,900      Cal Dive International, Inc.* ..................       1,283,187
    35,867      Dril-Quip, Inc.* ...............................         538,005
   184,000      Key Energy Services, Inc.* .....................       1,606,320
   127,300      Maverick Tube Corp.* ...........................       2,150,097
    91,335      Tetra Technologies, Inc.* ......................       2,065,084
                                                                      ----------
                                                                       7,642,693
                                                                      ----------
FOOD & STAPLES RETAILING: 0.5%
     9,900      United Natural Foods Inc.* .....................         382,932
   117,400      Wild Oats Markets, Inc.* .......................       1,218,612
                                                                      ----------
                                                                       1,601,544
                                                                      ----------
FOOD PRODUCTS: 0.3%
    49,000      Peets Coffee & Tea, Inc.* ......................         824,670
                                                                      ----------

HEALTH CARE EQUIPMENT & SUPPLIES: 3.7%
    89,200      ALARIS Medical Systems, Inc.* ..................       1,383,492
    54,000      EPIX Medical, Inc.* ............................         999,540
    17,000      Merit Medical Systems, Inc.* ...................         445,230
    62,100      Respironics, Inc.* .............................       2,588,949
    67,000      Thoratec Labs Corp.* ...........................       1,031,130
    64,422      Wilson Greatbatch Technologies, Inc.* ..........       2,428,709
    20,200      Wright Medical Group, Inc.* ....................         592,870
    39,039      Zoll Medical Corp.* ............................       1,326,936
                                                                      ----------
                                                                      10,796,856
                                                                      ----------

HEALTH CARE PROVIDERS & SERVICES: 6.4%
    30,700      America Service Group, Inc.* ...................         792,060
    30,600      American Healthways, Inc.* .....................       1,268,370
    18,400      AMERIGROUP Corp.* ..............................         769,488
    65,500      Andrx Corp.* ...................................       1,303,450
    25,700      Centene Corp.* .................................         786,677



See accompanying Notes to Financial Statements.


20



                             PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2003 - (Continued)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
    86,550   HealthExtras, Inc.* .........................            $1,013,501
    25,701   Icon Plc* ...................................             1,098,718
   109,483   Odyssey HealthCare, Inc.* ...................             3,037,058
    36,600   Omnicell, Inc.* .............................               520,818
    47,400   Select Medical Corp.* .......................             1,591,218
   121,099   United Surgical Partners International, Inc.*             3,652,346
    57,823   VCA Antech, Inc.* ...........................             1,632,922
    34,500   Vistacare, Inc.* ............................             1,190,595
                                                                      ----------
                                                                      18,657,221
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE: 3.5%
    57,100   Alliance Gaming Corp.* ......................             1,384,675
    21,842   P.F. Chang's China Bistro, Inc.* ............             1,064,579
    50,491   Panera Bread Co. - Class A* .................             2,031,253
    73,410   Rare Hospitality International, Inc.* .......             1,820,568
    26,900   Red Robin Gourmet Burgers, Inc.* ............               794,115
    47,592   Station Casinos, Inc. .......................             1,415,862
    71,700   WMS Industries, Inc.* .......................             1,658,421
                                                                      ----------
                                                                      10,169,473
                                                                      ----------
INSURANCE: 1.9%
    57,400   Direct General Corp.* .......................             1,721,426
    60,820   HCC Insurance Holdings, Inc. ................             1,772,295
    33,350   Infinity Property & Casualty Corp. ..........             1,083,875
    31,100   Platinum Underwriters Holdings Ltd. .........               893,814
                                                                      ----------
                                                                       5,471,410
                                                                      ----------
INTERNET & CATALOG RETAIL: 1.1%
    99,993   1-800-FLOWERS.COM, Inc.* ....................             1,044,927
    79,600   Priceline.com, Inc.* ........................             2,233,576
                                                                      ----------
                                                                       3,278,503
                                                                      ----------
INTERNET SOFTWARE & SERVICES: 3.4%
    41,100   Ask Jeeves, Inc.* ...........................               787,476
    76,782   Digital Insight Corp.* ......................             1,610,886
    62,100   Digital River, Inc.* ........................             1,700,298
    50,700   Internet Security Systems, Inc.* ............               831,987
    67,600   Radware, Ltd.* ..............................             1,564,940
    24,000   SINA Corp.* .................................               927,120
    24,100   Sohu.com, Inc.* .............................               831,450
    61,000   United Online, Inc.* ........................             1,756,190
                                                                      ----------
                                                                      10,010,347
                                                                      ----------
IT SERVICES: 5.1%
    74,600   Alliance Data Systems Corp.* ................             2,072,388
    80,267   Anteon International Corp.* .................             2,740,315
    43,600   CACI International, Inc.* ...................             2,159,508
    51,750   Cognizant Technology Solutions Corp.* .......             2,348,933
    67,000   DigitalNet Holdings, Inc.* ..................             1,548,370
    48,400   iPayment, Inc.* .............................             1,176,120
   114,700   Lionbridge Technologies, Inc.* ..............             1,035,741
    44,300   SRA International, Inc.* ....................             1,929,708
                                                                      ----------
                                                                      15,011,083
                                                                      ----------




SHARES                                                                   VALUE
--------------------------------------------------------------------------------
MEDIA: 1.2%
    40,403   Cumulus Media, Inc. - Class A* ..............            $  756,748
    62,115   Lin TV Corp.* ...............................             1,400,693
   148,863   Spanish Broadcasting System - Class A* ......             1,339,767
                                                                      ----------
                                                                       3,497,208
                                                                      ----------
MULTILINE RETAIL: 1.8%
    81,029   Fred's, Inc. ................................             3,053,173
    73,400   Tuesday Morning Corp.* ......................             2,340,726
                                                                      ----------
                                                                       5,393,899
                                                                      ----------
OIL & GAS: 1.1%
    90,200   Chesapeake Energy Corp. .....................             1,076,086
    25,000   Patina Oil & Gas Corp. ......................             1,054,500
    57,900   Ultra Petroleum Corp.* ......................             1,059,570
                                                                      ----------
                                                                       3,190,156
                                                                      ----------
PHARMACEUTICALS: 6.3%
    56,300   aaiPharma, Inc.* ............................             1,018,467
    54,200   Able Laboratories, Inc.* ....................             1,048,228
    70,700   American Pharmaceutical Partners, Inc.* .....             1,721,545
    66,505   Angiotech Pharmaceuticals, Inc.* ............             3,041,274
    46,400   Esperion Therapeutics, Inc.* ................             1,107,568
    64,600   Inspire Pharmaceuticals, Inc.* ..............             1,202,852
    49,677   K-V Pharmaceutical Co. - Class A* ...........             1,192,248
   100,502   Medicines Company* ..........................             2,678,378
    29,859   Medicis Pharmaceutical Corp. - Class A ......             1,891,568
    52,720   Taro Pharmaceuticals Industries* ............             3,387,260
                                                                      ----------
                                                                      18,289,388
                                                                      ----------
ROAD & RAIL: 0.5%
    49,375   Old Dominion Freight Line, Inc.* ............             1,583,456
                                                                      ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 14.0%
   154,350   ASE Test Ltd.* ..............................             1,924,744
    67,100   Asyst Technologies, Inc.* ...................             1,251,415
    64,700   ATMI, Inc.* .................................             1,487,453
    65,800   Brooks Automation, Inc.* ....................             1,641,710
   205,642   ChipPAC, Inc.* ..............................             1,715,054
   178,400   Credence Systems Corp.* .....................             2,909,704
    29,421   Cymer, Inc.* ................................             1,343,363
    47,300   DSP Group, Inc.* ............................             1,129,524
   120,000   FEI Company* ................................             2,850,000
    69,068   Integrated Circuit Systems, Inc.* ...........             2,318,613
    50,700   International Rectifier Corp.* ..............             2,419,911
   205,900   LTX Corp.* ..................................             2,942,311
   100,700   Micrel, Inc.* ...............................             1,661,550
    87,100   Microsemi Corp.* ............................             1,802,970



See accompanying Notes to Financial Statements.


                                                                              21




                             PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2003 - (Continued)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
      37,350   OmniVision Technologies, Inc.* ...................   $  2,121,480
     179,900   Pixelworks, Inc.* ................................      2,173,192
      59,800   PMC-Sierra, Inc.* ................................      1,086,566
      26,300   Power Integrations, Inc.* ........................        915,766
     209,900   RF Micro Devices, Inc.* ..........................      2,457,929
     110,400   Silicon Storage Technology, Inc.* ................      1,234,272
      41,500   Standard Microsystems Corp.* .....................      1,245,000
      40,700   Trident Microsystems, Inc.* ......................        944,240
      41,000   Ultratech, Inc.* .................................      1,279,610
                                                                    ------------
                                                                       40,856,37
                                                                    ------------
SOFTWARE: 5.8%
      42,300   Altiris, Inc.* ...................................      1,454,274
      44,600   Business Objects S.A. ADR* .......................      1,465,556
      57,569   Cognos, Inc.* ....................................      1,984,403
      68,974   Filenet Corp.* ...................................      1,842,985
     108,400   Inet Technologies, Inc.* .........................      1,457,980
     102,700   Macromedia, Inc.* ................................      1,962,597
     121,800   Mentor Graphics Corp.* ...........................      2,040,150
      81,000   Micromuse, Inc.* .................................        652,050
      22,100   MicroStrategy, Inc.* .............................      1,215,500
      67,036   Serena Software, Inc.* ...........................      1,156,371
      47,700   Sonic Solutions* .................................        849,060
      45,200   Transaction Systems Architects, Inc. - Class A* ..        904,000
                                                                    ------------
                                                                      16,984,926
                                                                    ------------
SPECIALTY RETAIL: 6.8%
     112,687   Aaron Rents, Inc. ................................      2,467,845
      72,400   Aeropostale, Inc.* ...............................      2,233,540
      95,300   Bombay Co.* ......................................      1,256,054
      46,700   Claire's Stores, Inc. ............................      1,807,290
      53,542   Cost Plus, Inc.* .................................      2,455,972
      34,300   Guitar Center, Inc.* .............................      1,116,465
     112,758   Hot Topic, Inc.* .................................      3,237,282
      71,839   Kirklands, Inc.* .................................      1,584,050
      60,900   Tractor Supply Co.* ..............................      2,552,319
      29,800   Urban Outfitters, Inc.* ..........................        994,128
                                                                    ------------
                                                                      19,704,945
                                                                    ------------
TEXTILES APPAREL & LUXURY GOODS: 0.8%
     134,396   Quicksilver, Inc.* ...............................      2,307,579
                                                                    ------------

THRIFTS & MORTGAGE FINANCE: 0.4%
      55,086   Bankunited Financial Corp.* ......................      1,217,951
                                                                    ------------

TRADING COMPANIES & DISTRIBUTORS: 1.0%
      34,600   Aceto Corp. ......................................        540,798
      94,700   MSC Industrial Direct Co., Inc. - Class A ........      2,239,655
                                                                    ------------
                                                                       2,780,453
                                                                    ------------




   SHARES                                                               VALUE
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE: 0.0%
      14,480   Timco Aviation Services, Inc* ....................   $         83
      15,019   Timco Aviation Services, Inc. - Warrants* ........            150
                                                                    ------------
                                                                             233
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES: 2.1%
      68,600   At Road, Inc.* ...................................        884,940
      25,250   NII Holdings, Inc.* ..............................      1,946,523
      84,900   Western Wireless Corp.* ..........................      1,647,060
      89,900   Wireless Facilities, Inc.* .......................      1,544,482
                                                                    ------------
                                                                       6,023,005
                                                                    ------------
TOTAL COMMON STOCKS
               (cost $211,119,577) ..............................    279,003,040
                                                                    ------------





PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 7.2%
$10,554,794   BlackRock Provident
                Institutional Funds - TempCash Portfolio .........  $ 10,554,794
 10,554,794   BlackRock Provident
                Institutional Funds - TempFund Portfolio .........    10,554,794
                                                                    ------------
                                                                      21,109,588
                                                                    ------------
TOTAL MONEY MARKET INVESTMENTS
(cost $21,109,588) ...............................................    21,109,588
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
(cost $232,229,165): 102.8% ......................................   300,112,628
                                                                    ------------

OTHER ASSETS: 1.2%
  Receivables:
    Investment securities sold .............................           2,563,728
    Shares of beneficial interest sold .....................             742,936
    Dividends and interest .................................              36,056
  Other assets .............................................              16,332
                                                                    ------------
    Total Other Assets .....................................           3,359,052
                                                                    ------------

TOTAL ASSETS ...............................................         303,471,680
                                                                    ------------

LIABILITIES: (4.0%)
  Payables:
    Investment securities purchased ........................          11,295,157
    Due to Advisor (Note 3) ................................             192,253
    Shares of beneficial interests purchased ...............               9,340
  Deferred trustees' compensation (Note 3) .................              89,585
  Accrued expenses .........................................              72,399
                                                                    ------------
    Total Liabilities ......................................          11,658,734
                                                                    ------------

NET ASSETS: 100.0% .........................................        $291,812,946
                                                                    ============

* Non-income producing security.
ADR - American Depository Receipt


See accompanying Notes to Financial Statements.


                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS For the Year Ended October 31, 2003
--------------------------------------------------------------------------------

                                                               MID CAP         SMALL CAP
                                                              PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------
INVESTMENT INCOME

Income
     Dividends (Net of foreign taxes of
          $88 and $803, respectively) ...................   $      6,715    $    273,434
     Interest ...........................................          1,059          96,587
     Income from securities loaned - net ................            784          71,905
                                                            ------------    ------------
        Total Income ....................................          8,558         441,926
                                                            ------------    ------------


Expenses
     Investment advisory fees (Note 3) ..................         21,381       1,584,476
     Administration fees (Note 3) .......................         45,001         198,059
     Audit fees .........................................         18,612          27,999
     Insurance expense ..................................            817          10,768
     Accounting services ................................         65,600          86,272
     Legal fees .........................................          1,850          58,745
     Custodian fees .....................................         26,360          75,500
     Trustee fees (Note 3) ..............................         15,952          60,078
     Miscellaneous ......................................          2,069          13,150
                                                            ------------    ------------
       Total expenses ...................................        197,642       2,115,047
       Less: fees waived and expenses
          absorbed (Note 3) .............................       (170,152)       (134,626)
                                                            ------------    ------------
       Net expenses .....................................         27,490       1,980,421
                                                            ------------    ------------
          NET INVESTMENT LOSS ...........................        (18,932)     (1,538,495)
                                                            ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized (loss) gain on investments .................        (84,824)     17,396,851
Net unrealized appreciation on investments ..............      1,014,022      65,017,568
                                                            ------------    ------------
     Net realized and unrealized gain on investments ....        929,198      82,414,419
                                                            ------------    ------------


     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $    910,266    $ 80,875,924
                                                            ============    ============



See accompanying Notes to Financial Statements.


                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                           MID CAP                             SMALL CAP
                                                           PORTFOLIO                          PORTFOLIO
                                             ----------------------------------  ----------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             OCTOBER 31, 2003  OCTOBER 31, 2002  OCTOBER 31, 2003  OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ........................   $     (18,932)   $    (183,709)   $  (1,538,495)   $  (1,538,753)
Net realized gain (loss) on investments ....         (84,824)      (1,630,853)      17,396,851      (48,144,240)
Net unrealized appreciation on investments .       1,014,022          662,719       65,017,568        8,987,053
                                               -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ..................         910,266       (1,151,843)      80,875,924      (40,695,940)
                                               -------------    -------------    -------------    -------------
TRANSACTIONS IN INTERESTS

Contributions by Holders ...................         878,722       21,537,005      139,490,043      254,778,756
Withdrawals by Holders .....................      (1,612,817)     (52,646,507)     (91,222,725)    (268,227,860)
                                               -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from transactions in interests        (734,095)     (31,109,502)      48,267,318      (13,449,104)
                                               -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....         176,171      (32,261,345)     129,143,242      (54,145,044)

NET ASSETS

Beginning of year ..........................       3,564,973       35,826,318      162,669,704      216,814,748
                                               -------------    -------------    -------------    -------------
End of year ................................   $   3,741,144    $   3,564,973    $ 291,812,946    $ 162,669,704
                                               =============    =============    =============    =============




See accompanying Notes to Financial Statements.



                                 PIC PORTFOLIOS
--------------------------------------------------------------------------------
SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                MID CAP PORTFOLIO
                               --------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                               --------------------------------------------------
                                 2003       2002       2001       2000       1999
---------------------------------------------------------------------------------
Ratios to average net assets:*
Operating expenses ......        0.90%      0.90%      0.90%      0.90%      0.90%

Net investment loss .....       (0.62%)    (0.70%)    (0.53%)    (0.53%)    (0.53%)

Total return** ..........       38.36%    (15.70%)  --         --         --

Portfolio turnover rate .      133.51%    259.63%    148.64%    185.88%    144.64%




--------
*    Net of fees waived of 5.57%, 4.92%, 0.47%, 0.29% and 0.32% of average net assets, respectively.
**   Required by the AICPA Audit and Accounting Guide for Investment Companies
     for periods beginning after December 15, 2000.


                                                  SMALL CAP PORTFOLIO
                                   --------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                   --------------------------------------------------
                                    2003       2002       2001        2000       1999
-------------------------------------------------------------------------------------
Ratios to average net assets:*
Operating expenses ...........        1.00%      1.00%     1.00%      1.00%      1.00%
Net investment loss ..........       (0.78%)    (0.75%)   (0.59%)    (0.64%)    (0.79%)
Total return** ...............       45.37%    (20.03%)     --         --         --

Portfolio turnover rate ......      106.81%    100.71%    99.00%    143.39%    133.24%



---------
* Net of fees waived of 0.07%, 0.04%, 0.00%, 0.00% and 0.00% of average net assets, respectively.
** Required by the AICPA Audit and Accounting Guide for Investment Companies for periods beginning after December 15, 2000. See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

PIC Mid Cap Portfolio was organized on December 31, 1997, and PIC Small Cap Portfolio was organized on March 22, 1993 as separate trusts under the laws of the State of New York (each a "Portfolio" and collectively the "Portfolios"). The beneficial interests in each Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolios are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Equity securities traded on NASDAQ are valued at NASDAQ Official Closing Price on the day of valuation. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. SECURITIES LOANS. Each Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

Each Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers of the Portfolios. PIC also provides management services necessary for the operations of the Portfolios and furnishes office facilities.

PIC receives from Mid Cap Portfolio an investment advisory fee at the annual rate of 0.70% of its average daily net assets and 0.80% from the Small Cap Portfolio. In addition, PIC has voluntarily taken to limit the expenses of the Mid Cap Portfolio to 0.90% of its average net assets and 1.00% for the Small Cap Portfolio.

Fees waived and expenses absorbed by PIC for the year ended October 31, 2003 were as follows:
                                                         FEES          EXPENSES
                                                        WAIVED         ABSORBED
                                                        ------         --------
     Mid Cap Portfolio ..............................  $21,381         $148,771
     Small Cap Portfolio ............................  134,626           --

The Advisor reserves the right to be reimbursed for any waivers of its fees or expenses paid on behalf of a Portfolio if, within three subsequent years, the Portfolio's expenses are less than the limit agreed to by the Advisor. At October 31, 2003, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

     Mid Cap Portfolio .........................................       $387,011
     Small Cap Portfolio .......................................        226,457

                                                                  PIC PORTFOLIOS
  NOTES TO FINANCIAL STATEMENTS - (Continued)

At October 31, 2003, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                  OCTOBER 31,
                                     2004            2005                2006
                                     ----            ----                ----
     Mid Cap Portfolio ........... $93,892         $122,967           $170,152
     Small Cap Portfolio .........    --             91,831            134,626

U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of the average daily net assets of each Portfolio subject to an annual minimum of $45,000. Fees paid to U.S. Bancorp for the year ended October 31, 2003 are stated in the respective Portfolios' Statement of Operations.

On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value, which would have been earned if the account had been invested in designated investments. The Portfolios recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the year ended October 31, 2003, the change in the value of the phantom share account included unrealized appreciation were as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION
     Mid Cap Portfolio .........................................     $  431
     Small Cap Portfolio .......................................      4,347

NOTE 4 - INVESTMENT TRANSACTIONS

Each Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolios, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolios in the case of default of any securities borrowed.

At October 31, 2003, none of the securities were out to loan for the Portfolios.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations and U.S. Government Securities, for the year ended October 31, 2003 were as follows:

                                              PURCHASES               SALES
                                              ---------               -----
     Mid Cap Portfolio ..................   $  4,064,364           $  4,912,796
     Small Cap Portfolio ................    244,696,101            202,506,640

The aggregate gross unrealized appreciation and depreciation of investment securities at October 31, 2003, based on their cost for federal income tax purposes, were as follows:

                                 TAX              GROSS               GROSS
                               COST OF          UNREALIZED          UNREALIZED
                             INVESTMENTS       APPRECIATION        DEPRECIATION
Mid Cap Portfolio ......... $  3,961,598       $   586,488         $   (58,173)
Small Cap Portfolio .......  233,479,718        70,102,294          (3,469,384)

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees of and Holders of Interests in:

PIC Mid Cap Portfolio
PIC Small Cap Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the selected ratio data present fairly, in all material respects, the financial position of PIC Mid Cap Portfolio and PIC Small Cap Portfolio (the "Portfolios") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the selected ratio data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected ratio data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2003

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
SPECIAL MEETINGS OF SHAREHOLDERS
--------------------------------------------------------------------------------

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on March 4, 2003 to ratify the appointment of Kevin E. Villani and William S. Anderson to the Board of Trustees, and to elect Thomas M. Mitchell as an additional Trustee to the Board of Trustees.

                                       For          Against      Abstained
Ratify the Appointment of
Kevin E. Villani and
William S. Anderson                  19,740,819       2,326       2,835,340

Approval of the Election of
Thomas M. Mitchell                   19,731,402       2,326       2,844,756


A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on December 18, 2003 to approve an Agreement and Plan of Reorganization of the Funds into newly-formed series of Advisors Series Trust


                                             For       Against     Abstained
Approval of an Agreement and
Plan of Reorganization of the
Mid Cap Fund B into newly formed
series of Advisors Series Trust             109,167      1,182          0

Approval of an Agreement and
Plan of Reorganization of the
Small Company Growth Fund A
into newly formed series of
Advisors Series Trust                     2,027,839      3,777      2,471

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION
--------------------------------------------------------------------------------

Background information for the Trustees and Officers of the Trust is presented below. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-618-7643.

                                                                                              # OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                          POSITION(S)   TERM OF OFFICE                                        COMPLEX
NAME, ADDRESS             HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION              OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                   THE TRUST     TIME SERVED         DURING PAST FIVE YEARS            BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards         Trustee       Since 1993          Consulting principal of           8               Director of the PBHG
(age 57)                                                    Syrus Associates                                  Funds, Inc.; Director
76 Seaview Drive                                            (consulting firm).                                of PBHG Insurance
Santa Barbara, CA                                                                                             Series Fund, Inc.;
93108                                                                                                         Trustee of EQ Advisors
                                                                                                              Trust; Trustee, PIC
                                                                                                              Investment Trust, PIC
                                                                                                              Growth Portfolio, PIC
                                                                                                              Mid Cap Portfolio, PIC
                                                                                                              Small Cap Portfolio
                                                                                                              (the "PIC Funds").
------------------------------------------------------------------------------------------------------------------------------------
Richard N. Frank          Trustee       Since 1993          Chief Executive Officer,          8               Trustee, PIC Funds.
(age 80)                                                    Lawry's Restaurants, Inc.
234 E. Colorado                                             (restaurant company);
Blvd.                                                       formerly, Chairman of
Pasadena, CA                                                Lawry's Foods, Inc. (restau-
91101                                                       rants and food seasoning)
                                                            (1997 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
James Clayburn            Trustee       Since 1993          Dean Emeritus, John E.            8               Director, The Payden
LaForce                                                     Anderson Graduate School                          & Rygel Investment
(age 75)                                                    of Management, University                         Group, The
P.O. Box 1585                                               of California, Los Angeles.                       Metzler/Payden
Pauma Valley, CA                                                                                              Investment Group,
95061                                                                                                         BlackRock Funds,
                                                                                                              Jacobs Engineering,
                                                                                                              Timken Co., Cancervax;
                                                                                                              Trustee of Advisors
                                                                                                              Series Trust; Trustee,
                                                                                                              PIC Funds.
------------------------------------------------------------------------------------------------------------------------------------
Wayne H. Smith            Trustee       Since 1993          Employee of Avery                 8               Director, Sunlaw
(age 62)                                                    Dennison Corporation                              Energy Company (an
150 N. Orange                                               ("Avery") (pressure sensitive                     independent electrical
Grove Blvd.                                                 material and office products                      power company,
Pasadena, CA                                                manufacturer) since June                          Vernon, California
91103                                                       2002; Vice President of Avery                     (2/1/2002 to Present);
                                                            (1979 - June 2002); Treasurer                     Trustee, PIC Funds.
                                                            of Avery (1979-2001).
------------------------------------------------------------------------------------------------------------------------------------
Kevin E. Villani          Trustee       Since 2002          Consultant (1999-2002),           8               Trustee, PIC Funds
(age 55)                                                    Executive Vice
5658 Dolphin Place                                          President/Chief Executive
La Jolla, CA 92037                                          Officer of ICII, a Financial
                                                            Services Company.
------------------------------------------------------------------------------------------------------------------------------------




30


                                 PIC PORTFOLIOS
--------------------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION - (Continued)
--------------------------------------------------------------------------------
                                                                                              # OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                          POSITION(S)   TERM OF OFFICE                                        COMPLEX
NAME, ADDRESS             HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION              OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                   THE TRUST     TIME SERVED         DURING PAST FIVE YEARS            BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William S.                Trustee       Since 2002          Executive Vice President of       8               Director of Mellon
Anderson                                                    Topa Equities, Ltd., a                            First Business Bank
(age 45)                                                    Diversified Holding                               (since 1997); Director
1800 Avenue of the                                          Company.                                           of Southern Nile
Stars, Suite 1400                                                                                             Company (since 2000);
Los Angeles, CA                                                                                               Trustee, PIC Funds.
90067
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.                 President     Since 2000          Managing Director of the          8               Trustee, PIC Funds
Mitchell*                 and                               Advisor since May 1995;
(age 59)                  Trustee                           Executive Vice President of
300 North Lake                                              the Advisor from May 1983
Avenue                                                      to May 1999.
Pasadena, CA
91101
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.                 Trustee       Since 1993          Managing Director of the          8               Trustee, PIC Funds
Condon*                                                     Advisor.
(age 65)
300 North Lake
Avenue
Pasadena, CA
91101
------------------------------------------------------------------------------------------------------------------------------------
Aaron W.L.                Vice          Since 1999          Chief Operating Officer of        8               N/A
Eubanks, Sr.*             President                         the Advisor since August
(age 41)                  and                               1999; formerly, Director of
300 North Lake            Secretary                         Operations of the Advisor.
Avenue
Pasadena CA
91101
------------------------------------------------------------------------------------------------------------------------------------
William T.                Vice          Since 1999          Chief Financial Officer of        8               N/A
Warnick*                  President                         the Advisor since August
(age 36)                  and                               1999; formerly Controller
300 North Lake            Treasurer                         of the Advisor.
Avenue
Pasadena, CA
91101
------------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST AND PIC PORTFOLIOS
--------------------------------------------------------------------------------
WILLIAM S. ANDERSON, Trustee
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
WAYNE H. SMITH, Trustee
KEVIN E. VILLANI, Trustee
THOMAS M. MITCHELL, President and Trustee
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena,  CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP



--------------------------------------------------------------------------------
WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?
--------------------------------------------------------------------------------


COMMITMENT TO OUR SHAREHOLDERS
------------------------------
     o    Dedicated investment team managing your investments
     o    Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
----------------------------
     o    "Pure growth" philosophy and consistent investment style
     o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
------------------------------------
     o    Significant number of professionals committed to growth philosophy
     o    Transparent process that "digs deep" into company fundamentals






--------------------------------------------------------------------------------
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after December 31, 2003, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                         Dealer Services: (800) 385-4053
                             Shareholder Services:
                     (800) 618-7643 Website: www.provnet.com

                                                                         (12/03)

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (626) 449-8500.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there are at least two audit committee financial expert serving on its audit committee. Wayne Smith and Kevin Villani are the audit committee financial experts and are considered to be independent.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.
--------------------------------

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the Filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10:  EXHIBITS.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           PIC MID CAP PORTFOLIO

           By (Signature and Title)         /S/ THOMAS M. MITCHELL
                                            ----------------------
                                            Thomas M. Mitchell, President

           Date: December 22, 2003



           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


           By (Signature and Title)  /S/ WILLIAM T. WARNICK
                                     ----------------------
                William T. Warnick, Vice President and Treasurer


           Date: December 22, 2003